UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2011

PHILLIPS EDISON – ARC

SHOPPING CENTER REIT INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-164313	27-1106076
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11501 Northlake Drive

Cincinnati, Ohio 45249

(Address of principal executive offices)

(Zip Code)

(513) 554-1110

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Pursuant to the requirements of the Securities Exchange Act of 1934, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) hereby amends the following Current Reports on Form 8-K to provide the required financial information:

•

Current Report on Form 8-K filed on October 17, 2011 to provide the required financial information relating to the Company’s acquisitions of Southampton Village, located in Tyrone, Georgia, and Centerpoint, located in Easley, South Carolina, as described in that Current Report; and

•

Current Report on Form 8-K filed on November 10, 2011 to provide the required financial information relating to the Company’s acquisition of Burwood Village Center, located in Glen Burnie, Maryland, as described in that Current Report.

After reasonable inquiry, the Company is not aware of any material factors relating to Southampton Village, Centerpoint, or Burwood Village Center that would cause the reported revenues and certain operating expenses relating to it not to be necessarily indicative of future operating results.

Item 9.01	Financial Statements and Exhibits.

		Page
(a)	Financial Statements of Businesses Acquired.

	Southampton Village and Centerpoint

	Independent Auditors’ Report	3

	Combined Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2011 (unaudited) and for the year ended December 31, 2010	4

	Notes to the Combined Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2011 (unaudited) and for the year ended December 31, 2010	5

	Burwood Village Center

	Independent Auditors’ Report	7

	Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2011 (unaudited) and for the year ended December 31, 2010	8

	Notes to the Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 2011 (unaudited) and for the year ended December 31, 2010	9

(b)	Pro Forma Financial Information.

	Unaudited Pro Forma Condensed Consolidated Financial Information	11

	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011	12

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2011	13

	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2010	14

	Unaudited Notes to Pro Forma Condensed Consolidated Financial Information	15

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Phillips Edison – ARC Shopping Center REIT Inc.

Cincinnati, Ohio

We have audited the accompanying combined statement of revenues and certain operating expenses (the “Combined Historical Summary”), of Center Point, a shopping center located in Easley, South Carolina and Southampton Village, a shopping center located in Tyrone, Georgia (collectively the “Properties”) for the year ended December 31, 2010. These entities are under common ownership and management. This Combined Historical Summary is the responsibility of the Properties’ management. Our responsibility is to express an opinion on the Combined Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Combined Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Properties’ internal control over financial reporting as it relates to the Combined Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Phillips Edison – ARC Shopping Center REIT Inc.) as discussed in Note 1 to the Combined Historical Summary and is not intended to be a complete presentation of the Properties’ revenues and expenses.

In our opinion, the Combined Historical Summary present fairly, in all material respects, the revenues and certain operating expenses discussed in Note 1 to the Combined Historical Summary of the Properties for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Cincinnati, Ohio

December 27, 2011

Southampton Village and Centerpoint

Combined Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2011 (unaudited)

and for the Year Ended December 31, 2010

(in thousands)

	Nine Months Ended September 30, 2011 (unaudited)	Year Ended December 31, 2010
Revenues
Rentals	$1,081	$1,488
Recoveries	269	337
Other property income	1	3

Total revenues	1,351	1,828

Certain Operating Expenses
Property operating	281	385
Real estate taxes	151	228
General and administrative expenses	28	28

Total certain operating expenses	460	641

Revenues in excess of certain operating expenses	$891	$1,187

See accompanying Notes to the Combined Statements of Revenues and Certain Operating Expenses.

Southampton Village and Centerpoint

Notes to the Combined Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2011 (unaudited)

and for the Year Ended December 31, 2010

1. ORGANIZATION AND BASIS OF PRESENTATION

On October 14, 2011, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) purchased two shopping centers, Southampton Village and Centerpoint, from the same seller. Southampton Village, a shopping center containing 77,956 rentable square feet (unaudited) located in Tyrone, Georgia, was purchased for approximately $8.35 million, exclusive of closing costs. The acquisition and related expenses were funded with proceeds of $5.92 million from a revolving credit facility (the “Southampton Credit Facility”) secured by the property and proceeds of $2.43 million from the Company’s ongoing public offering and existing mortgage loan draws. The Southampton Credit Facility matures on November 1, 2013, and the Company has an option to extend the maturity date to October 10, 2014. Centerpoint, a shopping center containing 72,287 rentable square feet (unaudited) located in Easley, South Carolina, was purchased for approximately $6.85 million, exclusive of closing costs. The acquisition and related expenses were funded with proceeds of $4.85 million from a revolving credit facility (the “Centerpoint Credit Facility”) secured by the property and proceeds of $2.0 million from the Company’s ongoing public offering and existing mortgage loan draws. The Centerpoint Credit Facility matures on November 1, 2013, and the Company has an option to extend the maturity date to November 1, 2014.

The combined statements of revenues and certain operating expenses (the “Combined Historical Summaries”) of Southampton Village and Centerpoint have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Combined Historical Summaries are not intended to be a complete presentation of the revenues and operating expenses of Southampton Village and Centerpoint for the nine months ended September 30, 2011 and the year ended December 31, 2010. The combined statements of revenues and certain operating expenses exclude items that may not be comparable to the future operations of Southampton Village and Centerpoint, such as depreciation, amortization, and interest on debt not assumed.

The combined statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2011, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such combined statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates — The Combined Historical Summaries include the accounts of Southampton Village and Centerpoint, which were owned under common ownership and management prior to acquisition. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition — Southampton Village and Centerpoint lease space to retail tenants under leases with varying terms, which are accounted for as operating leases. The properties recognize minimum rents on the straight-line method over the terms of the leases regardless of when payments are due. The leases also typically provide for tenant recoveries of common area maintenance (CAM) costs, real estate taxes, and other operating expenses. These recoveries are recognized as revenue in the period the applicable costs are incurred. Most tenants pay estimated monthly CAM amounts and are billed the shortfalls or credited the overpayments annually, with the exclusion of tenants with gross leases.

Straight-line rental revenue was higher than the current amount required to be paid by tenants by $16,000 and $18,000 for the nine months ended September 30, 2011 (unaudited) and the year ended December 31, 2010, respectively.

Repairs and Maintenance — Expenditures for normal, recurring, or periodic maintenance are charged to expense when incurred. Renovations which improve or extend the life of the asset are capitalized.

Subsequent Events — The Company has evaluated subsequent events through December 27, 2011, the date the Combined Historical Summaries were available to be issued, to determine if either recognition or disclosure of significant events or transactions is required. The Company has determined that no such recognition or disclosure is required.

3. LEASES

Minimum future rentals of Southampton Village and Centerpoint to be received under noncancelable operating leases in effect at December 31, 2010, assuming no new or renegotiated leases or option extensions on lease agreements are as follows:

Years Ending December 31,

2011	$1,448,000
2012	1,469,000
2013	1,432,000
2014	1,296,000
2015	1,116,000
Thereafter	8,967,000

Total	$15,728,000

The minimum future rental income represents the base rent required to be paid by the tenants under the terms of their leases, exclusive of operating expense recoveries.

4. CONCENTRATIONS AND COMMITMENTS

The percentages of rental income from tenants who individually represent more than 10% of the rental income of Southampton Village and Centerpoint for the year ended December 31, 2010 are as follows:

Tenant	Percent of Rental Revenue

Publix	63%

* * * * * *

Independent Auditors’ Report

To the Board of Directors and Stockholders of

Phillips Edison – ARC Shopping Center REIT Inc.

Cincinnati, Ohio

We have audited the accompanying statement of revenues and certain operating expenses (the “Historical Summary”), of Burwood Village, a shopping center located in Glen Burnie, Maryland (the “Property”), for the year ended December 31, 2010. This Historical Summary is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes consideration of internal control over financial reporting as it relates to the Historical Summary as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of Property’s internal control over financial reporting as it relates to the Historical Summary. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provide a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in this Form 8-K/A of Phillips Edison – ARC Shopping Center REIT Inc.) as discussed in Note 1 to the Historical Summary and is not intended to be a complete presentation of the Property’s revenues and expenses.

In our opinion, such Historical Summary presents fairly, in all material respects, the revenues and certain operating expenses discussed in Note 1 to the Historical Summary of the Property for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Cincinnati, Ohio

December 27, 2011

Burwood Village Center

Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2011 (unaudited)

and for the Year Ended December 31, 2010

(in thousands)

	Nine Months Ended September 30, 2011 (unaudited)	Year Ended December 31, 2010
Revenues
Rentals	$990	$1,287
Recoveries	270	327
Other property income	—	4

Total revenues	1,260	1,618

Certain Operating Expenses
Property operating	168	273
Real estate taxes	89	113
General and administrative expenses	13	24

Total certain operating expenses	270	410

Revenues in excess of certain operating expenses	$990	$1,208

See accompanying Notes to the Statements of Revenues and Certain Operating Expenses.

Burwood Village Center

Notes to the Statements of Revenues and Certain Operating Expenses

For the Nine Months Ended September 30, 2011 (unaudited)

and for the Year Ended December 31, 2010

1. ORGANIZATION AND BASIS OF PRESENTATION

On November 9, 2011, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) purchased Burwood Village Center, a shopping center containing 105,834 of rentable square feet (unaudited) located in Glen Burnie, Maryland, for approximately $16.6 million, exclusive of closing costs. The acquisition and related expenses were funded with proceeds of $11.97 million from a revolving credit facility (the “Burwood Credit Facility”) secured by the property and proceeds of $4.63 million from the Company’s ongoing public offering and existing mortgage loan draws. The Burwood Credit Facility matures on November 1, 2013, and the Company has an option to extend the maturity date to November 1, 2014.

The statements of revenues and certain operating expenses (the “Historical Summaries”) of Burwood Village Center have been prepared for the purpose of complying with the provisions of Rule 3-14 of Regulation S-X promulgated by the United States Securities and Exchange Commission (the “SEC”), which requires certain information with respect to real estate operations to be included in certain filings with the SEC. The Historical Summaries are not intended to be a complete presentation of the revenues and operating expenses of Burwood Village Center for the nine months ended September 30, 2011 and the year ended December 31, 2010. The statements of revenues and certain operating expenses exclude items that may not be comparable to the future operations of Burwood Village Center, such as depreciation, amortization, and interest on debt not assumed.

The statement of revenues and certain operating expenses and notes thereto for the nine months ended September 30, 2011, included in this report, are unaudited. In the opinion of the Company’s management, all adjustments necessary for a fair presentation of such statement of revenues and certain operating expenses have been included. Such adjustments consist of normal recurring items. Interim results are not necessarily indicative of results for a full year.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Reporting and Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions of the reported amounts of revenues and certain operating expenses during the reporting period. Actual results may differ from those estimates.

Revenue Recognition — Burwood Village Center leases space to retail tenants under leases with varying terms, which are accounted for as operating leases. Burwood Village Center recognizes minimum rents on the straight-line method over the terms of the leases regardless of when payments are due. The leases also typically provide for tenant recoveries of common area maintenance (CAM) costs, real estate taxes, and other operating expenses. These recoveries are recognized as revenue in the period the applicable costs are incurred. Most tenants pay estimated monthly CAM amounts and are billed the shortfalls or credited the overpayments annually, with the exclusion of tenants with gross leases.

Straight-line rental revenue was higher than the current amount required to be paid by tenants by $17,000 and $42,000 for the nine months ended September 30, 2011 (unaudited) and the year ended December 31, 2010, respectively.

Repairs and Maintenance — Expenditures for normal, recurring, or periodic maintenance are charged to expense when incurred. Renovations which improve or extend the life of the asset are capitalized.

Subsequent Events — The Company has evaluated subsequent events through December 27, 2011, the date the Historical Summaries were available to be issued, to determine if either recognition or disclosure of significant events or transactions is required. The Company has determined that no such recognition or disclosure is required.

3. LEASES

Minimum future rentals of Burwood Village Center to be received under noncancelable operating leases in effect at December 31, 2010, assuming no new or renegotiated leases or option extensions on lease agreements are as follows:

Years Ending
December 31

2011	$1,312,000
2012	1,365,000
2013	1,302,000
2014	1,044,000
2015	754,000
Thereafter	4,360,000

Total	$10,137,000

The minimum future rental income represents the base rent required to be paid by the tenants under the terms of their leases, exclusive of operating expense recoveries.

4. CONCENTRATIONS AND COMMITMENTS

The percentages of rental income from tenants who individually represent more than 10% of the rental income of Burwood Village Center for the year ended December 31, 2010 are as follows:

Tenant	Percent of Rental Revenue

Food Lion	33%
Dollar General	10%

* * * * * *

Phillips Edison – ARC Shopping Center REIT Inc.

Unaudited Pro Forma Condensed Consolidated Financial Information

On October 14, 2011, Phillips Edison – ARC Shopping Center REIT Inc. (the “Company”) purchased a shopping center containing 77,956 of rentable square feet located on approximately 9.5 acres of land in Tyrone, Georgia (“Southampton Village”) for approximately $8.35 million, exclusive of closing costs. The acquisition was funded with proceeds of $5.92 million from a revolving credit facility and proceeds of $2.43 million from the Company’s ongoing public offering. Southampton Village was constructed in 2003. Southampton Village was purchased from DDRM Southampton Village LLC, which is not affiliated with the Company or the Company’s advisor or sub-advisor.

On October 14, 2011, the Company purchased a shopping center containing 72,287 of rentable square feet located on approximately 35.0 acres of land in Easley, South Carolina (“Centerpoint”) for approximately $6.85 million, exclusive of closing costs. The acquisition was funded with proceeds of approximately $4.85 million from a revolving credit facility and proceeds of approximately $2.0 million from the Company’s ongoing public offering. Centerpoint was constructed in 2003. Centerpoint was purchased from DDRM Center Pointe Plaza I LLC and DDRM Center Pointe Plaza II LLC, which are not affiliated with the Company or the Company’s advisor or sub-advisor.

On November 9, 2011, the Company purchased a shopping center containing 105,834 rentable square feet located on approximately 16.0 acres of land in Glen Burnie, Maryland (“Burwood Village Center”) for approximately $16.6 million, exclusive of closing costs. The acquisition was funded with proceeds of approximately $11.97 million from a revolving credit facility and proceeds of approximately $4.63 million from the Company’s ongoing public offering. Burwood Village Center was constructed in 1975. Burwood Village Center was purchased from Burwood Village Center MZL LLC, which is not affiliated with the Company or the Company’s advisor or sub-advisor.

In the Company’s opinion, all material adjustments necessary to reflect the effects of the above transactions have been made. Although we do not anticipate any changes in the Southampton Village, Centerpoint, or Burwood Village Center fair value measurements, the measurements may be subject to change within 12 months of the business combination date if new facts or circumstances that were previously unknown but existed as of the business combination date are brought to our attention.

The following unaudited pro forma condensed consolidated balance sheet as of September 30, 2011 is presented as if the Company acquired Southampton Village, Centerpoint, and Burwood Village Center on September 30, 2011. The following unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and for the year ended December 31, 2010 are presented as if the Company had acquired Southampton Village, Centerpoint, and Burwood Village Center on January 1, 2010. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the historical financial statements and notes thereto as filed in the Company’s quarterly report on Form 10-Q for the nine months ended September 30, 2011 and are not necessarily indicative of what the actual financial position or results of operations would have been had the Company completed the transactions as of the beginning of the periods presented, nor is it necessarily indicative of future results.

Phillips Edison – ARC Shopping Center REIT Inc.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)

(in thousands)

	September 30, 2011 as Reported (a)	Pro Forma Adjustments		Pro Forma September 30, 2011

ASSETS
Investments in real estate, net	$26,901	$30,303	(b)	$57,204
Cash and cash equivalents	404	1,330	(e)	1,734
Restricted cash	26	—		26
Accounts receivable, net	375	—		375
Prepaid expenses and other, net	3,972	2,585	(b)	6,557

Total assets	$31,678	$34,218		$65,896

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage loans payable	$15,290	$29,449	(c)	$44,739
Acquired below market lease intangibles, net	389	830	(b)	1,219
Accounts payable	33	—		33
Accrued expenses and other liabilities	8,177	33	(d)	8,210

Total liabilities	23,889	30,312		54,201

Commitments and contingencies	—	—		—

Stockholders’ Equity:
Preferred stock	—	—		—
Common stock	19	5	(e)	24
Additional paid-in capital	10,445	4,590	(e)	15,035
Accumulated deficit	(2,675)	(689	) (b)	(3,364)

Total stockholders’ equity	7,789	3,906		11,695

Total liabilities and stockholders’ equity	$31,678	$34,218		$65,896

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Phillips Edison – ARC Shopping Center REIT Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Nine Months Ended September 30, 2011

(in thousands, except per share amounts)

	Nine Months Ended September 30, 2011 as Reported (a)	Statements of Revenues and Certain Operating Expenses (b)	Other Pro Forma Adjustments (c)	Pro Forma Nine Months Ended September 30, 2011

Revenues:
Rental income	$1,575	$2,071	$297	$3,943
Tenant recovery income	484	539	84	1,107
Other property income	3	1	—	4

Total revenues	2,062	2,611	381	5,054

Expenses:
Property operating	358	449	107	914
Real estate taxes	330	240	44	614
General and administrative	588	41	297	926
Acquisition-related expenses	740	—	(235)	505
Depreciation and amortization	853	—	1,301	2,154

Total expenses	2,869	730	1,514	5,113

Operating income (loss)	(807)	1,881	(1,133)	(59)

Interest expense	(486)	—	(916)	(1,402)

Net income (loss)	$(1,293)	$1,881	$(2,049)	$(1,461)

Per share information – basic and diluted:
Basic and diluted loss per share	$(1.05)			$(0.63)

Weighted-average basic and diluted common shares outstanding	1,228,970			2,319,035

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Phillips Edison – ARC Shopping Center REIT Inc.

Pro Forma Condensed Consolidated Statement of Operations (Unaudited)

For the Year Ended December 31, 2010

(in thousands, except per share amounts)

	Year Ended December 31, 2010 as Reported (a)	Statement of Revenues and Certain Operating Expenses (b)	Other Pro Forma Adjustments (c)	Pro Forma Year Ended December 31, 2010

Revenues:
Rental income	$85	$2,775	$2,247	$5,107
Tenant recovery income	13	664	609	1,286
Other property income	—	7	3	10

Total revenues	98	3,446	2,859	6,403

Expenses:
Property operating	14	658	562	1,234
Real estate taxes	18	341	440	799
General and administrative	228	52	669	949
Acquisition-related expenses	467	—	924	1,391
Depreciation and amortization	81	—	2,818	2,899

Total expenses	808	1,051	5,413	7,272

Operating income (loss)	(710)	2,395	(2,554)	(869)

Other income (expense):
Other income	1	—	—	1
Interest expense	(38)	—	(1,947)	(1,985)

Net income (loss)	$(747)	$2,395	$(4,501)	$(2,853)

Per share information – basic and diluted:
Basic and diluted loss per share	$(4.44)			$(1.23)

Weighted-average basic and diluted common shares outstanding	168,419			2,319,035

See accompanying Notes to the Unaudited Pro Forma Condensed Consolidated Financial Information.

Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2011

a.	Reflects the Company’s historical balance sheet as of September 30, 2011.

b.	Reflects the acquisitions of Southampton Village, Centerpoint, and Burwood Village Center for $8,350,000, $6,850,000, and $16,600,000, respectively. Acquisition related costs of $689,000 were expensed as incurred. The Company used proceeds from its public offering of common stock and financing proceeds to fund the acquisitions. The Company has allocated its purchase price to the assets and liabilities below (amounts in thousands):

Description	Southampton Village	Centerpoint	Burwood Village Center	Totals

Land	$2,133	$2,159	$3,640	$7,932
Buildings	4,614	3,741	9,960	18,315
Land improvements	537	272	927	1,736
Tenant improvements	562	620	1,138	2,320

Total investment in real estate	7,846	6,792	15,665	30,303
Above-market lease values	200	399	217	816
In-place lease values	304	325	882	1,511
Below-market lease values	—	(666)	(164)	(830)

Total purchase price	$8,350	$6,850	$16,600	$31,800

The Company capitalized $65,000, $60,000, and $129,000 related to financing the acquisitions and $1,000, $1,000, and $2,000 for prepaid insurance for Southampton Village, Centerpoint, and Burwood Village Center, respectively. These costs, in addition to those allocated from the purchase price, are included in prepaid expenses and other assets on the pro forma condensed consolidated balance sheet as shown below (amounts in thousands):

Description	Southampton Village	Centerpoint	Burwood Village Center	Totals

Above-market lease values	$200	$399	$217	$816
In-place lease values	304	325	882	1,511
Deferred financing costs	65	60	129	254
Prepaid insurance	1	1	2	4

Total prepaid expenses and other assets	$570	$785	$1,230	$2,585

The Company has allocated the purchase price to the above tangible and identified intangible assets acquired and intangible liabilities assumed based on their fair values in accordance with generally accepted accounting principles as follows:

Estimates of future cash flows and other valuation techniques that the Company believes are similar to those used by independent appraisers were used to record the purchase of identifiable assets acquired such as land, buildings and improvements, and identifiable intangible assets and liabilities such as amounts related to in-place leases and acquired above- and below-market leases.

The estimated fair value of acquired in-place leases reflect the costs the Company would have incurred to lease the properties to the occupancy level of the properties at the dates of acquisition. Such estimates include the fair value of the loss of rental income, leasing commissions, legal costs and other direct costs that would be incurred to lease the properties to such occupancy levels.

Acquired above- and below-market lease values were recorded based on the present value of the difference between the contractual amounts to be paid pursuant to the in-place leases and management’s estimate of the current market lease rates for the corresponding in-place leases. The capitalized above- and below-market lease values will be amortized as adjustments to rental revenue over the remaining terms of the respective leases. Should a tenant terminate its lease prior to its contractual term, the unamortized portion of the in-place lease value will be charged to amortization expense and the unamortized portion of above- and-below market lease value will be charged to rental revenue.

Although we do not anticipate any further changes in the Southampton Village, Centerpoint, and Burwood Village Center fair value measurements, the measurements may be subject to change within 12 months of the business combination date if new facts or circumstances are brought to our attention that were previously unknown but existed as of the business combination date.

The following table summarizes the cash paid to acquire Southampton Village, Centerpoint, and Burwood Village Center (amounts in thousands):

Description	Southampton Village	Centerpoint	Burwood Village Center	Totals

Purchase price	$8,350	$6,850	$16,600	$31,800
Acquisition costs	145	147	397	689
Deferred financing costs	65	60	129	254
Payable to advisor	—	—	(33)	(33)
Prepaid insurance	1	1	2	4
Mortgage loan proceeds	(5,920)	(4,853)	(11,970)	(22,743)

Total cash paid to acquire properties	$2,641	$2,205	$5,125	$9,971

c.	Reflects the acquisition related mortgage loans for Southampton Village, Centerpoint, and Burwood Village Center in the amounts of $5,920,000, $4,853,000, and $11,970,000, respectively, and a $6,706,000 draw on an existing loan.

d.	Reflects acquisition and financing fees of $33,000 payable to the Company’s advisor related to Burwood Village Center.

e.	Reflects additional offering proceeds of $4,595,000 from the sale of 463,246 shares in the Company’s ongoing public offering as received on September 30, 2011 based on offering proceeds actually received as of November 9, 2011, in addition to a $6,706,000 draw on an existing mortgage loan. $2,641,000, $2,205,000, and $5,125,000 was paid in cash at closing for the acquisition of Southampton Village, Centerpoint, and Burwood Village Center, respectively, as shown in the table below (amounts in thousands):

Description

Additional offering proceeds	$4,595
Draw on existing mortgage loan	6,706
Cash paid to acquire Southampton Village	(2,641)
Cash paid to acquire Centerpoint	(2,205)
Cash paid to acquire Burwood Village Center	(5,125)

$1,330

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Nine Months

Ended September 30, 2011

a.	Reflects the Company’s historical operations for the nine months ended September 30, 2011.

b.	Reflects the historical revenues and certain operating expenses of Southampton Village, Centerpoint, and Burwood Village Center for the nine months ended September 30, 2011.

c.	Reflects pro forma adjustments related to the operations of one acquisition made since January 1, 2011, St. Charles Plaza, as if it was acquired on January 1, 2010, in addition to other pro forma adjustments related to the acquisitions of Southampton Village, Centerpoint, and Burwood Village Center.

Description	Previous Acquisitions Actual Results of Operations	Previous Acquisitions Pro Forma Results of Operations	Pro Forma Adjustments	Southampton and Centerpoint Pro Forma Adjustment		Burwood Pro Forma Adjustment		Other Pro Forma Adjustments

Revenue:
Rental income	$1,575	$1,853	$278	$(1	) (d)	$20	(d)	$297
Tenant recovery income	484	568	84	—		—		84
Other property income	3	3	—	—		—		—

Total revenues	2,062	2,424	362	(1)		20		381

Expenses:
Property operating	358	449	91	5	(e)	11	(e)	107
Real estate taxes	330	374	44	—		—		44
General and administrative	588	642	54	116	(f)	127	(f)	297
Acquisition-related expenses	740	505	(235)	—		—		(235)
Depreciation and amortization	853	1,048	195	495	(g)	611	(g)	1,301

Total expenses	2,869	3,018	149	616		749		1,514

Operating income (loss)	(807)	(594)	213	(617)		(729)		(1,133)

Other expense (income):
Interest expense	486	680	194	379	(h)	343	(h)	916

Net loss	$(1,293)	$(1,274)	$19	$(996)		$(1,072)		$(2,049)

d.	Reflects the sum of the pro forma straight-line amortization of above- and below-market leases over the average remaining terms of the leases and the adjustment to reflect straight-line rental revenues as if the Company had acquired the properties as of January 1, 2010.

e.	Reflects property management fees associated with the current management, a related-party, at a rate of 4.5% of cash receipts from the properties. Property management fees associated with the current management for Southampton Village and Centerpoint were $55,000, and property management fees included in the historical financial information were $50,000. Property management fees associated with the current management for Burwood Village Center were $56,000, and property management fees included in the historical financial information were $45,000.

f.	Reflects the asset management fees owed to the Company’s related-party advisor associated with Southampton Village, Centerpoint, and Burwood Village Center, for an annual asset management fee of 1% of the costs of the real estate investments.

g.	Reflects the depreciation and amortization of Southampton Village, Centerpoint, and Burwood Village Center using the straight-line method over the estimated useful life of 30 years for buildings, 15 years for land improvements, and average remaining terms of the leases for tenant improvements and in-place leases.

h.	Reflects the approximate amount of interest at LIBOR plus 2.50% (using an average LIBOR rate during the nine months ended September 30, 2011 of 0.22%) and amortization of deferred financing costs on acquisition-related debt of $22.7 million in addition to the approximate amount of interest at LIBOR plus 2.85% on the $6.7 million loan draw that would have been incurred for the Southampton Village, Centerpoint, and Burwood Village Center acquisitions on January 1, 2010 as shown below (amounts in thousands):

	Southampton and
Description	Centerpoint	Burwood	Total

Interest on mortgage loans	$222	$247	$469
Interest on existing mortgage loan draw	110	47	157
Amortization of deferred financing costs	47	49	96

	$379	$343	$722

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year ended

December 31, 2010

a.	Reflects the Company’s historical operations for the year ended December 31, 2010.

b.	Reflects the historical revenues and certain operating expenses of Southampton Village, Centerpoint, and Burwood Village Center for the year ended December 31, 2010.

c.	Reflects pro forma adjustments related to the operations of three acquisitions made since January 1, 2010, Lakeside Plaza, Snow View Plaza, and St. Charles Plaza, as if they were acquired on January 1, 2010, in addition to other pro forma adjustments related to the acquisition of Southampton Village, Centerpoint, and Burwood Village Center.

Description	Actual Results of Operations	Pro Forma Results of Operations	Pro Forma Adjustments	Southampton and Centerpoint Pro Forma Adjustment		Burwood Pro Forma Adjustment		Other Pro Forma Adjustments

Revenue:
Rental income	$85	$2,299	$2,214	$4	(d)	$29	(d)	$2,247
Tenant recovery income	13	622	609	—		—		609
Other property income	—	3	3	—		—		3

Total revenues	98	2,924	2,826	4		29		2,859

Expenses:
Property operating	14	559	545	3	(e)	14	(e)	562
Real estate taxes	18	458	440	—		—		440
General and administrative	228	572	344	155	(f)	170	(f)	669
Acquisition-related expenses	467	702	235	292	(g)	397	(g)	924
Depreciation and amortization	81	1,424	1,343	660	(h)	815	(h)	2,818

Total expenses	808	3,715	2,907	1,110		1,396		5,413

Operating income (loss)	(710)	(791)	(81)	(1,106)		(1,367)		(2,554)

Other expense (income):
Other income	(1)	(1)	—			—		—
Interest expense	38	1,006	968	514	(i)	465	(i)	1,947

Net loss	$(747)	$(1,796)	$(1,049)	$(1,620)		$(1,832)		$(4,501)

d.	Reflects the sum of the pro forma straight-line amortization of above- and below-market leases over the average remaining terms of the leases and the adjustment to reflect straight-line rental revenues as if the Company had acquired the properties as of January 1, 2010.

e.	Reflects property management fees associated with the current management, a related-party, at a rate of 4.5% of cash receipts from the properties. Property management fees associated with the current management for Southampton Village and Centerpoint were $79,000, and property management fees included in the historical financial information were $76,000. Property management fees associated with the current management for Burwood Village Center were $70,000, and property management fees included in the historical financial information were $56,000.

f.	Reflects the asset management fees owed to the Company’s related-party advisor associated with Southampton Village, Centerpoint, and Burwood Village Center, for an annual asset management fee of 1% of the costs of the real estate investments.

g.	Reflects the sum of the acquisition expenses incurred to acquire Southampton Village, Centerpoint, and Burwood Village Center.

h.	Reflects the depreciation and amortization of Southampton Village, Centerpoint, and Burwood Village Center using the straight-line method over the estimated useful life of 30 years for buildings, 15 years for land improvements, and average remaining terms of the leases for tenant improvements and in-place leases.

i.	Reflects the approximate amount of interest at LIBOR plus 2.50% (using an average LIBOR rate during the year ended December 31, 2010 of 0.27%) and amortization of deferred financing costs on acquisition-related debt of $22.7 million in addition to the approximate amount of interest at LIBOR plus 2.85% on the $6.7 million loan draw that would have been incurred for the Southampton Village and Centerpoint acquisitions on January 1, 2010 as shown below (amounts in thousands):

Description	Southampton and Centerpoint	Burwood	Total

Interest on mortgage loans	$302	$337	$639
Interest on existing mortgage loan draw	149	64	213
Amortization of deferred financing costs	63	64	127

	$514	$465	$979

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Phillips Edison – ARC Shopping Center REIT Inc.

Dated: December 27, 2011	By:	/s/ Richard J. Smith
Richard J. Smith
Chief Financial Officer